UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2020

Future FinTech Group Inc.

(Exact name of registrant as specified in its charter)

Florida	001-34502	98-0222013
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Americas Tower, 1177 Avenue of The Americas,
Suite 5100, New York, NY 10036

(Address of principal executive offices, including zip code)

888-622-1218

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	FTFT	Nasdaq Stock Market

Item 5.07	Submission of Matters to a Vote of Security Holders.

On December 18, 2020, Future FinTech Group Inc. (the “Company”), held its 2020 Annual Meeting of Shareholders (the “Annual Meeting”). A quorum was present at the Annual Meeting, and shareholders: (i) elected Yongke Xue, Shanchun Huang, Johnson Lau, Fuyou Li and Mingjie Zhao to the Company’s Board of Directors, each to serve until the next annual meeting of stockholders or until their successors are duly elected and qualified; (ii) ratified the appointment of BF Borgers CPA PC., as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020; and (iii) approved and adopted the Future FinTech Group Inc. 2020 Omnibus Equity Plan.

The following is a summary of the voting results for each matter submitted to the shareholders:

Proposal 1. Election of Directors

Name	Votes For	Votes Withheld	Broker Non-Votes
Yongke Xue	33,896,746	31,709	5,148,303
Shanchun Huang	33,896,762	31,693	5,148,303
Johnson Lau	33,905,722	22,733	5,148,303
Fuyou Li	33,906,230	22,225	5,148,303
Mingjie Zhao	33,906,228	22,227	5,148,303

Proposal 2: Ratification of the Appointment of BF Borgers CPA PC., as the Company’s Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2020

The shareholders ratified the appointment of BF Borgers CPA PC., as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020, as follows:

For	Against	Abstain	Broker Non-Votes
38,835,548	238,919	2,291	N/A

Proposal 3. Adoption and Approval of the Future FinTech Group Inc. 2020 Omnibus Equity Plan

Votes For	Votes Against	Abstentions	Broker Non-Votes
33,894,845	29,712	3,898	5,148,303

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Future FinTech Group Inc.

Date: December 21, 2020	By:	/s/ Shanchun Huang
	Name:	Shanchun Huang
	Title:	Chief Executive Officer

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